CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Annual Report on Form N-CSR of WPG Tudor Fund (the "Registrant") for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Roger J. Weiss, Principal Executive Officer of the Registrant, and Ronald M. Hoffner, Principal Financial Officer of the Registrant, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



         Dated:   March 22, 2004           /S/ ROGER J. WEISS
                                           -------------------
                                           Roger J. Weiss
                                           Chairman
                                           (Principal Executive Officer)



         Dated:    March 22, 2004         /S/ RONALD M. HOFFNER
                                          ---------------------
                                          Ronald M. Hoffner
                                          Executive Vice President and Treasurer
                                          (Principal Financial Officer)





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